ASSET MANAGEMENT FUND

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2004


         The following sentence is added to the footnote to the table under "Money Market Fund, Class I Shares - Fund Performance History - Fees and Expenses" on page 3 of the Prospectus:

                  Effective November 1, 2004, the Distributor will waive a portion of its 12b-1 Fee such that the "12b-1 Fees" for the Class I Shares of the Money Market Fund will be 0.05% of average daily net assets. This voluntary waiver agreement may be terminated at any time by the Distributor.

         The last sentence in the paragraph under "Investment Information - Principal Investment Strategies - When-Issued Securities" on page 16 of the Prospectus is deleted. As a result, the 15% limit on when-issued securities is eliminated.

         The first sentence in the paragraph under "Investment Information - Principal Investment Strategies - Corporate Debt Securities" on page 16 of the Prospectus is replaced with the following:

                  The Ultra Short Fund may invest up to 30% of total assets in investment grade corporate debt securities, including commercial paper, provided however, that commercial paper must be rated in the two highest rating categories by either Moody's Investors Service, Inc. or Standard & Poor's Rating Service.

         The following is added under the caption "Shareholder Information" on page 22 of the Prospectus:

                  DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

                  A description of the Trust's policy with respect to disclosure of information regarding the portfolio holdings of the Funds is available in the Statement of Additional Information (see "Disclosure of Information Regarding Portfolio Holdings" in the Statement of Additional Information).


October 29, 2004


                              ASSET MANAGEMENT FUND
                              230 W. Monroe Street
                             Chicago, Illinois 60606

                              ASSET MANAGEMENT FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2004
                        AS SUPPLEMENTED OCTOBER 29, 2004


                                MONEY MARKET FUND
                       ADJUSTABLE RATE MORTGAGE (ARM) FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                          U.S. GOVERNMENT MORTGAGE FUND

           230 WEST MONROE STREET, SUITE 2810, CHICAGO, ILLINOIS 60606

         The Money Market Fund, the Adjustable Rate Mortgage (ARM) Fund (the "ARM Fund"), the Ultra Short Fund, the Short U.S. Government Fund ("Short U.S. Fund"), the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund (each, a "Fund" and collectively, the "Funds") are each a portfolio of Asset Management Fund (the "Trust"), a professionally managed, diversified, open-end investment company. Each Fund is represented by a series of shares separate from those of the Trust's other series.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus, dated March 1, 2004 (the "Prospectus"), a copy of which may be obtained from the Trust at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606.

         The financial statements pertaining to these funds which appear in the Trust's 2003 Annual Report to Shareholders are incorporated herein by reference. The Trust's 2003 Annual Report is available, without charge, upon request by calling 1-800-527-3713.

                                TABLE OF CONTENTS

                                                                            PAGE

Trust History..................................................................1
The Funds' Objectives and Investment Policies..................................1
Investment Restrictions.......................................................12
Purchase and Redemption of Shares.............................................18
Management of the Trust.......................................................18
Investment Adviser and Administrator..........................................28
Distributor...................................................................33
Transfer and Dividend Agent...................................................35
Custodian.....................................................................36
Determination of Net Asset Value..............................................36
Federal Income Taxes..........................................................37
Fund Transactions.............................................................39
Disclosure of Information Regarding Portfolio Holdings........................40
Organization and Description of Shares........................................40
Counsel and Independent Auditors..............................................41
General Information...........................................................41
Financial Statements..........................................................41
Appendix A...................................................................A-1

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus. The term Mortgage Securities Funds refers to the ARM Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund.

                                  TRUST HISTORY

         Asset Management Fund (the "Trust") is a Delaware statutory trust organized under a Declaration of Trust ("Declaration of Trust") dated July 22, 1999. The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of the Funds are diversified.

                 THE FUNDS' OBJECTIVES AND INVESTMENT POLICIES

         Under the policies adopted by the Board of Trustees, permissible investments for the Funds include those described in the Prospectus, together with the following, as long as principal and interest on such investments are not in default:

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, under which it may acquire a security which it may invest in for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. If the seller defaults in its obligation to repurchase from the Fund the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Fund will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust's custodian. No Fund will enter into any repurchase agreements maturing in more than 60 days.

         CERTIFICATES OF DEPOSIT. Each Fund other than the Ultra Short Fund may invest in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks. Investment in such deposits may involve somewhat different investment risks from those affecting deposits in United States branches of such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits or the possible adoption of foreign governmental restrictions, such as exchange controls.

         FDIC INSURED INSTITUTIONS. Although each Fund's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Fund may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the Federal Deposit Insurance Corporation. Securities issued by FDIC Insured Institutions are not insured by the FDIC.

         The Money Market Fund will invest in securities issued by an FDIC Insured Institution only if such Institution or a security issued by such Institution (i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or

(ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, are purchased only in the amounts prescribed for "Second Tier Securities" by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), or (iii) if rated only by one NRSRO (with such rating in the highest category), the investment is submitted to the Board of Trustees for approval or ratification, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser and, except in the case of a government security, the investment is submitted to the Board of Trustees for approval or ratification.

         The Funds (except the Money Market Fund) will invest in securities issued by an FDIC Insured Institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by one NRSRO, or (ii) if no such ratings are available, has comparable quality in the opinion of the Investment Adviser under the general supervision of the Board of Trustees.

         RELATIVE STABILITY OF PRINCIPAL. The Money Market Fund seeks to maintain its net asset value per unit at $1.00 (although there is no assurance that the Money Market Fund will be able to do so on a continuous basis). The net asset value per share of the other Funds fluctuates. It is expected that over the long term the volatility of the other Funds will be low in relation to longer-term bond funds; however, there may be a loss of principal.

         ILLIQUID SECURITIES. Each Fund may invest up to 15% (except that the Money Market Fund is limited to 10%) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid Securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees).

         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

         TEMPORARY DEFENSIVE STRATEGIES. For temporary or defensive purposes, a Fund may invest up to 100% of its assets in U.S. debt securities, including taxable securities and short-term money market securities, when the Investment Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

         U.S. GOVERNMENT OR AGENCY SECURITIES. Each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, Freddie Mac, Fannie Mae, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund, except the Money Market Fund, may purchase securities on a when-issued or delayed-delivery basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regular-way settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. By the time of its delivery, such a security may be valued at less than the purchase price. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security.

         Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. At the time each Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If a Fund sells such a security before the security has been issued (or delivered), the Investment Adviser will instruct the Custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations.

         VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. Each Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

         The Ultra Short Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The floater's coupon is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

         INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

         CORPORATE DEBT SECURITIES. The Ultra Short Fund's investments in U.S. dollar-denominated corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Debt securities may be acquired with warrants attached. The Ultra Short Fund will not invest in illiquid corporate debt securities or convertible corporate debt securities that are convertible at the election of the issuer. Appendix A to this Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.

         MUNICIPAL BONDS. The Ultra Short Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. The Municipal Bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

         Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

         Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Municipal Bonds due to changes in the Investment Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Bonds in the same manner.

         HEDGING STRATEGIES. The Ultra Short Fund may, but is not required to, use financial contracts for risk management. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by the Fund will succeed.

         Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Fund.

         (i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

         (ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

         (iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

         (iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

         (v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

         Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, the Fund's use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, after the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. The Ultra Short Fund may invest up to 10% of its assets in securities of other investment companies, such as open-end and closed-end management investment companies, or in pooled accounts or other investment vehicles that do not invest in foreign markets. As a shareholder of an investment company, the Ultra Short Fund may indirectly bear service and other fees that are in addition to the fees the Fund pays its service providers.

         Subject to the restrictions and limitations of the 1940 Act, the Ultra Short Fund may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Ultra Short Fund.

         SHORT SALES. The Ultra Short Fund may make short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund must deliver the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. Moreover, the Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the security sold short (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. In addition, the successful use of short sales may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. When making a short sale, the Fund must segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

         LOANS OF PORTFOLIO SECURITIES. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

MORTGAGE SECURITIES

         MORTGAGE-RELATED SECURITIES. Most Mortgage-Related Securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some Mortgage-Related Securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

         The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

         Mortgage-Related Securities may be classified into the following principal categories, according to the issuer or guarantor:

                  Government Mortgage-Related Securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). FNMA is a U.S. government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Mortgage-Related Securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

                  Private Mortgage-Related Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related Mortgage-Related Securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private Mortgage-Related Securities purchased by the Mortgage Securities Funds must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

         FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio.

         With respect to Private Mortgage-Related Securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Mortgage Securities Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

         Each Mortgage Securities Fund may only invest in Private Mortgage-Related Securities to the extent it observes the investment restrictions and limitations required for such investments under Office of Thrift Supervision ("OTS") Regulations. These investments include "mortgage-related securities" as that term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, subject to any OTS Regulations, and securities offered and sold pursuant to Section 4(5) of the Securities Act of 1933. Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, defines a "mortgage-related security" as one that is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and that either (A) represents ownership of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure, or a residential manufactured home or one or more commercial structures, and that were originated by a savings association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a Federal or state authority or by a mortgage lender approved by the Secretary of Housing and Urban Development, or (B) is secured by one or more promissory notes or other instruments meeting the requirements set forth above that by its terms provides for payments of principal in relation to payments or reasonable projections of payments. Section 4(5) of the Securities Act of 1933 exempts from registration thereunder offers or sales of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure and that were originated by a savings association, savings bank, commercial bank or similar banking institution which is supervised or examined by Federal or state authorities, or mortgage lenders approved by the Department of Housing and Urban Development that sell to such institutions, provided that they are sold in minimum amounts of $250,000 and payment is made within 60 days.

         Commercial Mortgage-Backed Securities, in which only the Ultra Short Fund may invest, include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

         If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

         ADJUSTABLE RATE MORTGAGE SECURITIES. The adjustable rate feature of the mortgages underlying the ARMS in which the Mortgage Securities Funds invest generally will help to reduce sharp changes in each Fund's net asset value in response to normal interest rate fluctuations to the extent that each Fund is invested in ARMS. As the interest rates on the mortgages underlying a Fund's investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.

         In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. As a result, the Mortgage Securities Funds will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, a Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

         The interest rates paid on the mortgages underlying the ARMS in which the Mortgage Securities Funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

         All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Funds. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized and Mortgage Obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") that are Multi-Class Mortgage-Related Securities represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by services. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the services of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

         CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as REMICs typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Mortgage Securities Funds will not invest in any class with residual characteristics. In addition, each Fund limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one nationally recognized statistical ratings organization, and all CMOs and REMICs must pass the "high risk" tests applicable to the investments of federal credit unions.

         PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

         The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under "General Information" in this Statement of Additional Information. In addition to these investment restrictions, the investment objective of each Fund is fundamental and cannot be changed without the approval of that Fund's shareholders.

         Each Fund (except the Ultra Short Fund) shall:

         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

         Each Fund may not:

         (1) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (2) Act as an underwriter of securities, except to the extent that the Trust may be deemed to be an "underwriter" in connection with the purchase of securities for the Fund directly from an issuer or an underwriter thereof.

         (3) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and management policies.

         The Money Market Fund, Short U.S. Government Fund and U.S. Government Mortgage Fund each may not:

         (1) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

         The Money Market Fund and Short U.S. Government Fund each may not:

         (1) Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or mortgage, pledge or hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph.

         (2) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (3) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Ultra Short Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 1/3 of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements, dollar rolls and similar techniques is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         The ARM Fund, Ultra Short Fund, Intermediate Mortgage Fund and U.S. Government Fund each may not:

         (1) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

         The ARM Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made.

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Intermediate Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on investments eligible for purchase by the Fund; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

         The U.S. Government Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on securities in which the Fund may invest; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

NON-FUNDAMENTAL POLICIES

         The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may only be changed with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Fund's Board of Trustees without shareholder approval. However, in the event the Fund's Board of Trustees agrees to change a non-fundamental policy, shareholders will be notified in advance of such change.

         The Funds have the following non-fundamental policies:

         All Funds each:

         (1) May not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         All the Funds except the Ultra Short Fund each:

         (1) Limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

         (2) Limit the maturities of bankers' acceptances to ninety days or less, and limit investments in bankers' acceptances to those of FDIC insured institutions.

         (3) May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority.

         (4) Limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

         The Money Market Fund and Short U.S. Government Fund each:

         (1) May not invest in reverse repurchase agreements until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         The Ultra Short Fund:

         (1) May not invest in foreign securities that are not U.S. dollar denominated.

         (2) May only invest in liquid corporate debt securities and may not invest more than 30% of its total assets in corporate debt securities. In addition, the Fund may not invest in convertible corporate debt securities that are exercisable at the option of the issuer.

         The Short U.S. Government Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The ARM Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund each:

         (1) Each Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting for banks in excess of 50% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Fund will not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration, Regulation 703, and each Mortgage Securities Fund limits its investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under current applicable regulations.

         The ARM Fund:

         (1) May not invest in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified.

         (2) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in adjustable rate mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The Intermediate Mortgage Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The U.S. Government Mortgage Fund:

         (1) May not invest in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         (3) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

ADDITIONAL INVESTMENT RESTRICTIONS

         Each Fund may invest in bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 90 days or less and the Fund's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits.

                        PURCHASE AND REDEMPTION OF SHARES

         Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Funds' behalf.

         A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor's account in an amount equal to such difference. In addition, the Trust and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund's shares.

         The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings (i.e., New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Fund is not reasonably practicable, or (ii) is not reasonably practicable for the Fund to determine the value of the Fund's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Trustees' responsibilities include reviewing the actions of the investment adviser, distributor and administrator.

TRUSTEES AND OFFICERS

         Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. The Fund complex consists of the six Funds in the Trust and the AMF Large Cap Equity Institutional Fund, Inc.

                                 POSITION(S) HELD                                                      NO. OF
                                WITH FUND, LENGTH         PRINCIPAL OCCUPATION(S) DURING PAST       PORTFOLIOS IN
   NAME, BIRTHDATE AND          OF TIME SERVED AND             FIVE YEARS, PRIOR RELEVANT           FUND COMPLEX
         ADDRESS                  TERM OF OFFICE           EXPERIENCE AND OTHER DIRECTORSHIPS         OVERSEEN
------------------------        -------------------     ----------------------------------------    -------------
INDEPENDENT TRUSTEES
Richard M. Amis                 Trustee since 1997.     President, First Federal Community Bank          6
(11/1/50)                       Indefinite Term of      since 1984; Director, First Financial
630 Clarksville Street          Office                  Trust Company since 1993; and Chairman,
Paris, TX  75460                                        Texas Savings and Community  Bankers
                                                        Association from 1997 to 1998.

Arthur G. DeRusso               Trustee since 1993.     Retired; Chief Executive Officer,                6
(5/28/21)                       Indefinite Term of      Eastern Financial Federal Credit Union
5397 S.E. Major Way             Office                  from 1968 to 1992; Chairman and
Stuart, FL  34997                                       Director, First Credit Union Trust Co.,
                                                        Inc. from 1988 to 1992; President,
                                                        Airline Credit Union Conference in
                                                        1991; and Director, Honor ATM Network,
                                                        Florida from 1985 to 1990.

                                       19

                                 POSITION(S) HELD                                                      NO. OF
                                WITH FUND, LENGTH         PRINCIPAL OCCUPATION(S) DURING PAST       PORTFOLIOS IN
   NAME, BIRTHDATE AND          OF TIME SERVED AND             FIVE YEARS, PRIOR RELEVANT           FUND COMPLEX
         ADDRESS                  TERM OF OFFICE           EXPERIENCE AND OTHER DIRECTORSHIPS         OVERSEEN
------------------------        -------------------     ----------------------------------------    -------------
David F. Holland                Trustee since 1993      Chairman of the Board, Chief Executive           6
(11/3/41)                       and from 1988 to        Officer and President, BostonFed
17 New England Executive        1989. Indefinite        Bancorp Inc. since 1995; Chairman
Park                            Term of Office          of the Board since 1989 and Chief
Burlington, MA  01803                                   Executive Officer since 1986, Boston
                                                        Federal Savings Bank; Chairman of the
                                                        Board, Broadway National Bank from 1997
                                                        to 2003; Director, Federal Home Loan
                                                        Bank of Boston from 1989 to 1994 and
                                                        from 1998 to 2003; Chairman, America's
                                                        Community Banking Partners, Inc. from
                                                        1995 to 1997; Director, ACB Investment
                                                        Services, Inc. from 1995 to 1997;
                                                        Director, M.S.B. Fund, Inc. from 1997 to
                                                        2003; Director, NYCE Corporation from
                                                        1995 to 2001; Director from 1990 to 1995
                                                        and Chairman from 1993 to 1994,
                                                        America's Community Bankers; Member from
                                                        1995 to 1997 and President in 1997,
                                                        Thrift Institution Advisory Council; and
                                                        Director, New England College of Finance
                                                        since 1999.

Gerald J. Levy                  Vice Chairman of the    Chairman since 1984 and Director since           6
(3/31/32)                       Board and Trustee       1963, Guaranty Bank (from 1959 to 1984,
4000 W. Brown Deer Road         since 1982.             he held a series of officer's positions,
Milwaukee, WI  53209            Indefinite Term of      including President); Chairman, United
                                Office                  States League of Savings Institutions in
                                                        1986; Director, FISERV, Inc. since 1986;
                                                        Director, Republic Mortgage Insurance
                                                        Company since 1995; Director, Guaranty
                                                        Financial since 1992; Director, Federal
                                                        Asset Disposition Association from 1986
                                                        to 1989; Director and Vice Chairman,
                                                        Federal  Home Loan Bank of Chicago  from
                                                        1978 to 1982; and member of Advisory
                                                        Committee, Federal Home Loan Mortgage
                                                        Corporation and Federal National
                                                        Mortgage Corporation from 1986 to 1987.

                                       20

                                 POSITION(S) HELD                                                      NO. OF
                                WITH FUND, LENGTH         PRINCIPAL OCCUPATION(S) DURING PAST       PORTFOLIOS IN
   NAME, BIRTHDATE AND          OF TIME SERVED AND             FIVE YEARS, PRIOR RELEVANT           FUND COMPLEX
         ADDRESS                  TERM OF OFFICE           EXPERIENCE AND OTHER DIRECTORSHIPS         OVERSEEN
------------------------        -------------------     ----------------------------------------    -------------
William A. McKenna, Jr.         Trustee since 2002.     Chairman Emeritus and Trustee since              7
(12/26/36)                      Indefinite Term of      2004, Chairman of the Board and Chief
71-02 Forest Avenue             Office                  Executive Officer from 1992 to 2003 and
Ridgewood, NY 11385                                     President from 1985 to 2001, Ridgewood
                                                        Savings Bank; Trustee, Irish Educational
                                                        Development Foundation, Inc.; Trustee,
                                                        The Catholic University of America since
                                                        2002; Trustee, RSI Retirement Trust
                                                        since 1998; Trustee, St. Joseph's
                                                        College since 1987; Director, St.
                                                        Vincent's Services since 1986; Director,
                                                        Boys Hope Girls Hope since 1979;
                                                        Director, Calvary Hospital Fund since
                                                        2000; Director, AMF Large Cap Equity
                                                        Institutional Fund, Inc. (formerly
                                                        Institutional Investors Capital
                                                        Appreciation  Fund, Inc.) since 1989;
                                                        and Director, Retirement System Group,
                                                        Inc. since 1998.

                                       21

                                 POSITION(S) HELD                                                      NO. OF
                                WITH FUND, LENGTH         PRINCIPAL OCCUPATION(S) DURING PAST       PORTFOLIOS IN
   NAME, BIRTHDATE AND          OF TIME SERVED AND             FIVE YEARS, PRIOR RELEVANT           FUND COMPLEX
         ADDRESS                  TERM OF OFFICE           EXPERIENCE AND OTHER DIRECTORSHIPS         OVERSEEN
------------------------        -------------------     ----------------------------------------    -------------
INTERESTED TRUSTEES
Rodger D. Shay, Sr.*+           Chairman of the Board   Chairman and Director, Shay Investment           6
(9/26/36)                       and Trustee since       Services, Inc. since 1997 (President
1000 Brickell Avenue            1993 and Trustee from   and Director from 1990 to 1997);
Miami, FL  33131                1985 to 1990.           Chairman and Director, Shay Financial
                                Indefinite Term of      Services, Inc. and Shay Assets
                                Office                  Management, Inc. since August 1997
                                                        (President and Director from 1990 to
                                                        1997); Director, Horizon Bank, FSB
                                                        since 1999 (Chairman from 1999 to 2002);
                                                        President, U.S. League Securities, Inc.
                                                        from 1986 to 1992 (Director from 1986 to
                                                        1991); Vice President, AMF Large Cap
                                                        Equity Institutional Fund, Inc.
                                                        (formerly Institutional Investors
                                                        Capital Appreciation Fund, Inc.) since
                                                        1995; Vice President, M.S.B. Fund, Inc.
                                                        from 1995 to 2003 (Director from 2001 to
                                                        2003); Director, First Home Savings
                                                        Bank, S.L.A. from 1990 to 1998;
                                                        President, Bolton Shay and Company and
                                                        Director and officer of its affiliates
                                                        from 1981 to 1985; and employed by
                                                        certain subsidiaries of Merrill Lynch &
                                                        Co. from 1955 to 1981 (where he served
                                                        in various executive positions including
                                                        Chairman of the Board, Merrill Lynch
                                                        Government Securities, Inc.; and
                                                        Managing Director, Debt Trading Division
                                                        of Merrill Lynch, Pierce, Fenner & Smith
                                                        Inc.).

Rodger D. Shay, Jr.*+           Trustee since 2002.     President and Chief Executive Officer,           6
(9/16/59)                       Indefinite Term of      Shay Financial Services, Inc. since
1000 Brickell Avenue            Office                  1997; Director, Family Financial
Miami, FL 33131                                         Holdings, LLC since 2000; Director,
                                                        First Financial Bank and Trust since
                                                        2003; and Director, First Federal
                                                        Savings and Loan of Memphis from 1989
                                                        to 1991.

------------------------------------

* This Trustee is an "interested person" of the Trust under the Investment
Company Act of 1940 because he holds certain positions with the Trust's
Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust's Investment
Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services,
Inc.

+ Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Sr., Chairman of the Board of Trustees and Trustee.

                                       22

                                 POSITION(S) HELD                                                      NO. OF
                                WITH FUND, LENGTH         PRINCIPAL OCCUPATION(S) DURING PAST       PORTFOLIOS IN
   NAME, BIRTHDATE AND          OF TIME SERVED AND             FIVE YEARS, PRIOR RELEVANT           FUND COMPLEX
         ADDRESS                  TERM OF OFFICE           EXPERIENCE AND OTHER DIRECTORSHIPS         OVERSEEN
------------------------        -------------------     ----------------------------------------    -------------
Edward E. Sammons, Jr.          President since 1998.   President, Shay Assets Management, Inc.          6
(12/29/39)                      Term of Office          since 1997 (Executive Vice President
230 West Monroe Street          Expires 2004            from 1990 to 1997); Executive Vice
Suite 2810                                              President and member of the Managing
Chicago, IL  60606                                      Board, Shay Assets Management Co. from
                                                        1990 to 1997; Executive Vice President
                                                        and member of the Managing Board, Shay
                                                        Financial Services, Inc. from 1990 to
                                                        1997; Executive Vice President, Shay
                                                        Financial Services, Inc. from 1990 to
                                                        1997; Vice President and Secretary, AMF
                                                        Large Cap Equity Institutional Fund,
                                                        Inc. (formerly Institutional Investors
                                                        Capital Appreciation Fund, Inc.) since
                                                        1995; and Vice President and Secretary,
                                                        M.S.B. Fund, Inc. from 1995 to 2003.

Robert T. Podraza               Vice President and      Vice President, Shay Investment                  6
(12/21/44)                      Assistant Treasurer     Services, Inc. since 1990; Vice
1000 Brickell Avenue            since 1998.             President and Chief Compliance Officer,
Miami, FL 33131                 Term of Office          Shay Financial Services, Inc. since
                                Expires 2004            1990 and 1997, respectively; Vice
                                                        President and Chief Compliance Officer,
                                                        Shay Assets Management, Inc. since 1990
                                                        and 1997, respectively; Chief Compliance
                                                        Officer, Shay Financial Services Co. and
                                                        Shay Assets Management Co. from 1989 to
                                                        1997; and Director, National Society of
                                                        Compliance Professionals from 1996 to
                                                        1999.

Trent M. Statczar               Treasurer since 2002.   Financial Services Vice President, BISYS         6
(8/31/71)                       Term of Office          Investment Services since 2003;
3435 Stelzer Road               Expires 2004            Financial Services Director, BISYS
Columbus, OH  43219                                     Investment Services from 2000 to 2003;
                                                        Financial Services Manager, BISYS
                                                        Investment Services from 1998 to 2000;
                                                        Financial Services Associate Manager,
                                                        BISYS Investment Services from 1997 to
                                                        1998; Treasurer, AMF Large Cap Equity
                                                        Institutional Fund, Inc. (formerly
                                                        Institutional Investors Capital
                                                        Appreciation Fund, Inc.) since 2002.

                                       23

                                 POSITION(S) HELD                                                      NO. OF
                                WITH FUND, LENGTH         PRINCIPAL OCCUPATION(S) DURING PAST       PORTFOLIOS IN
   NAME, BIRTHDATE AND          OF TIME SERVED AND             FIVE YEARS, PRIOR RELEVANT           FUND COMPLEX
         ADDRESS                  TERM OF OFFICE           EXPERIENCE AND OTHER DIRECTORSHIPS         OVERSEEN
------------------------        -------------------     ----------------------------------------    -------------
Daniel K. Ellenwood             Secretary since 1998.   Secretary, Asset Management Fund since           6
(5/8/69)                        Term of Office          1998; Operations Manager and Operations/
230 West Monroe Street          Expires 2004            Compliance Officer, Shay Assets
Suite 2810                                              Management, Inc. since 1997 and 2003,
Chicago, IL  60606                                      respectively; Compliance Analyst, Shay
                                                        Financial Services, Inc. since 1996; and
                                                        B.S. in Finance, University of Illinois
                                                        at Chicago, 1996.

Christine A. Cwik               Assistant Secretary     Assistant Secretary, Asset Management            6
(8/11/49)                       since 1999.             Fund since 1999; Executive Secretary,
230 West Monroe Street          Term of Office          Shay Assets Management, Inc. since 1999;
Suite 2810                      Expires 2004            and Executive Secretary, Shay Investment
Chicago, IL  60606                                      Services, Inc. from 1997 to 1999.

Alaina V. Metz                  Assistant Secretary     Vice President, BISYS Fund Services              6
(4/7/67)                        since 1999 and          since 2002; Chief Administrative
3435 Stelzer Road               Assistant Treasurer     Officer, BISYS Fund Services from 1995
Columbus, OH  43219             since 2002.             to 2002; Assistant Secretary and
                                Term of Office          Assistant Treasurer, AMF Large Cap
                                Expires 2004            Equity Institutional Fund, Inc.
                                                        (formerly Institutional Investors
                                                        Capital Appreciation Fund, Inc.) since
                                                        1999 and 2002, respectively.

         The following table sets forth the compensation earned by trustees from the Trust and the fund complex for the fiscal year ended October 31, 2003:

                                                  PENSION OR         ESTIMATED
                                                  RETIREMENT          ANNUAL           TOTAL
                             AGGREGATE         BENEFITS ACCRUED      BENEFITS       COMPENSATION
                            COMPENSATION       AS PART OF TRUST        UPON        FROM TRUST AND
       TRUSTEE             FROM THE TRUST          EXPENSES         RETIREMENT      FUND COMPLEX
--------------------       --------------      ----------------     ----------     --------------
INDEPENDENT TRUSTEES
Richard M. Amis                $20,500                $0                $0            $20,500
Arthur G. DeRusso               16,000                 0                 0             16,000
David F. Holland                20,500                 0                 0             20,500
Gerald J. Levy                  20,500                 0                 0             20,500
William A. McKenna, Jr.         20,500                 0                 0             38,000
INTERESTED TRUSTEES
Rodger D. Shay, Jr.                  0                 0                 0                  0
Rodger D. Shay, Sr.                  0                 0                 0                  0

         The independent trustees receive an annual retainer of $10,000 and the board and committee meeting attendance fee (including telephonic meetings) is $1,500.

         The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee met two times during the Trust's last fiscal year. The Nominating Committee did not meet during the Trust's last fiscal year.

         The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the auditors. The members of the Audit Committee are David F. Holland, Chair, Richard M. Amis, Gerald J. Levy, and William A. McKenna, Jr.

         The Nominating Committee is responsible for selection and nomination for election or appointment to the Board of the independent trustees. In the event of a vacancy on the Board, the Nominating Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. Suggestions should be sent in writing to Daniel K. Ellenwood, Secretary, Shay Assets Management, Inc., 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606. The Nominating Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating Committee are Richard M. Amis, Chair, Arthur G. DeRusso, David F. Holland, Gerald J. Levy, and William A. McKenna, Jr.

         The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:

                                                                      AGGREGATE DOLLAR RANGE OF
                                                                       EQUITY SECURITIES IN ALL
                                                                        REGISTERED INVESTMENT
                                                                    COMPANIES OVERSEEN BY TRUSTEE
                                       DOLLAR RANGE OF EQUITY          IN FAMILY OF INVESTMENT
          NAME OF TRUSTEE              SECURITIES IN THE TRUST                COMPANIES
-----------------------------------    -----------------------      -----------------------------
INDEPENDENT TRUSTEES
Richard M. Amis....................             None                             None
Arthur G. DeRusso..................       $10,001 - $50,000               $10,001 - $50,000
David F. Holland...................             None                             None
Gerald J. Levy.....................             None                             None
William A. McKenna, Jr.............             None                             None

INTERESTED TRUSTEES
Rodger D. Shay, Jr.................         $1 - $10,000                     $1 - $10,000
Rodger D. Shay, Sr.................         Over $100,000                   Over $100,000

         As of February 10, 2004, one trustee had, through the institution he serves as an officer, shared voting and investment power over 90,291.380 Class I Shares (0.31%) of the Money Market Fund. Two of the trustees had, through the institutions they serve as officers, shared voting and investment power over 1,249,749.750 shares (5.13%) and 100,000.000 shares (0.41%) of the Ultra Short
Fund. Two of the trustees had, through the institutions they serve as officers, shared voting and investment power over 239,703.744 shares (1.26%) and 148.478 shares (0.0008%) of the Short U.S. Government Fund. Two of the trustees had, through the institutions they serve as officers, shared voting and investment power over 5,966,254.418 shares (1.47%) and 2,078,605.711 shares (0.51%) of the
ARM Fund.

         The officers and trustees of the Trust as a group directly own less than 1% of the shares of each Fund (including each class of the Money Market
Fund).

         No independent trustees own beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc.

         The following table provides certain information at February 6, 2004 with respect to persons known to the Trust to be beneficial and record owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Funds:

                                                                                             PERCENT OF FUND'S
                                                                          NUMBER OF             OUTSTANDING
   NAME AND ADDRESS OF BENEFICIAL OWNER                 FUND                SHARES             COMMON SHARES
-----------------------------------------        -------------------     ------------        -----------------

Mercer Savings Bank                               Money Market Fund      10,186,488.1              36.31%
P.O. Box 227  T                                    Class I Shares
Celina, OH  45822

Enfield Federal Savings & Loan                    Money Market Fund       4,414,837.0              15.74%
Attn:  David J. O'Connor - President               Class I Shares
P.O. Box 1279
Enfield, CT  06083

Mesirow Financial Inc.                            Money Market Fund       3,971,588.5              14.16%
350 North Clark Street                             Class I Shares
Chicago, IL  60610-4796

Washington Savings Bank                          Money Market Fund        1,502,872.9               5.36%
P.O. Box 707                                       Class I Shares
Effingham, IL  62401-0707

BISYS Fund Services Inc.                          Money Market Fund      11,726,604.6              60.39%
FBO Total Plus Sweep Customers                     Class D Shares
3435 Stelzer Road
Columbus, OH  43219

The Citizens Bank FBO                             Money Market Fund       5,273,553.1              27.16%
521 Main Street                                    Class D Shares
Philadelphia, MS  39350

Lincoln Bank                                      Money Market Fund       1,617,188.9               8.33%
1121 East Main Street                              Class D Shares
Plainfield, IN  46168

Watertown Savings Bank                             Ultra Short Fund       4,504,256.8              18.43%
60 Main Street
Watertown, MA  02472

Mesirow Financial Inc.                             Ultra Short Fund       2,850,542.2              11.67%
350 North Clark Street
Chicago, IL  60610-4796

Boston Federal Savings Bank                        Ultra Short Fund       1,249,749.8               5.11%
17 New England Executive Park
Burlington, MA  01803

                                       26

                                                                                             PERCENT OF FUND'S
                                                                          NUMBER OF             OUTSTANDING
     NAME AND ADDRESS OF BENEFICIAL OWNER               FUND                SHARES             COMMON SHARES
-----------------------------------------        -------------------     ------------        -----------------

Franklin Federal Savings and Loan Ass'n         Short U.S. Government     1,454,399.0               7.64%
4501 Cox Road                                            Fund
Glen Allen, VA  23060

Watertown Savings Bank                          Short U.S. Government     1,401,445.9               7.36%
60 Main Street                                           Fund
Watertown, MA  02472

Sunwest Bank                                    Short U.S. Government     1,398,251.4               7.35%
Attn:  Finance                                           Fund
17542 E. 17th Street
Tustin, CA  92780

Canton Institution for Savings                  Short U.S. Government     1,193,929.7               6.27%
Attn: John W. Wigmore                                    Fund
P.O. Box 282
Canton, MA  02021

Flushing Savings Bank FSB                       Short U.S. Government     1,002,197.4               5.27%
144-51 Northern Blvd.                                    Fund
Flushing, NY  11354

Umpqua Bank                                     Intermediate Mortgage     4,076,001.6              12.45%
P.O. Box 1820                                            Fund
Roseburg, OR  97470

BankUnited FSB                                  Intermediate Mortgage     2,775,607.1               8.48%
7815 NW 148th Street                                     Fund
Miami Lakes, FL  33016

Northwest Savings Bank                          Intermediate Mortgage     2,082,459.8               6.36%
Second at Liberty Avenue                                 Fund
P.O. Box 128
Warren, PA  16365

The Citizens Bank                               Intermediate Mortgage     2,048,663.5               6.26%
500 West Broadway                                        Fund
Farmington, NM  87401

Sharonview Federal Credit Union                 Intermediate Mortgage     2,048,131.6               6.26%
14301-A S. Lakes Drive                                   Fund
Charlotte, NC  28273

Polonia Bank                                    Intermediate Mortgage     1,767,447.3               5.40%
Attn:  Paul D. Rutkowski                                 Fund
3993 Huntingdon Pike
Huntingdon Valley, PA  19006

                                       27

                                                                                             PERCENT OF FUND'S
                                                                          NUMBER OF             OUTSTANDING
     NAME AND ADDRESS OF BENEFICIAL OWNER               FUND                SHARES             COMMON SHARES
-----------------------------------------        -------------------     ------------        -----------------

BankUnited FSB                                     U.S. Government        3,328,984.8              19.08%
7815 NW 148th Street                                Mortgage Fund
Miami Lakes, FL  33016

Baltimore County Savings Bank                      U.S. Government        1,923,040.0              11.02%
4111 E. Joppa Road, Suite 300                       Mortgage Fund
Baltimore, MD  21236

First Federal Bank FSB                             U.S. Government        1,669,024.5               9.56%
109 E. Depot                                        Mortgage Fund
P.O. Box 256
Colchester, IL  62326

Canton Institution for Savings                     U.S. Government        1,134,414.7               6.50%
Attn: John W. Wigmore                               Mortgage Fund
P.O. Box 282
Canton, MA  02021

Umbrella Bank FSB                                  U.S. Government        1,011,178.7               5.79%
220 W. Huron - Suite 500                            Mortgage Fund
Chicago, IL  60610

Skowhegan Savings Bank                             U.S. Government          932,688.3               5.34%
P.O. Box 250                                        Mortgage Fund
Skowhegan, ME  04976

         BISYS Fund Services Inc., FBO Total Plus Sweep Customers, 3435 Stelzer Rd., Columbus, OH 43219 is the holder of record only of the Money Market Fund Class D shares listed above that are held for the benefit of Total Plus Sweep Customers.

                      INVESTMENT ADVISER AND ADMINISTRATOR

         The investment adviser of the Trust since December 8, 1997 is Shay Assets Management, Inc. (the "Investment Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment Services, Inc., a closely held corporation controlled by Rodger
D. Shay, Sr., Chairman, and Rodger D. Shay, Jr., the President of Shay Financial Services. As a result of the foregoing, Rodger D. Shay, Sr. and Rodger D. Shay, Jr. are considered interested persons of the Trust. The Investment Adviser also serves as sub-adviser to the John Hancock Large Cap Select Fund.

         The Investment Advisory Agreement between the Funds (other than the Ultra Short Fund) and the Investment Adviser (the "Advisory Agreement") continues from year to year, subject to termination by the Fund or the Investment Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund or by the Board of Trustees. The separate Investment Advisory Agreement between the Ultra Short Fund and the Investment Adviser (the "Ultra Short Advisory Agreement" and together with the Advisory Agreement, the "Advisory Agreements") continues from year to year thereafter, in the same manner as the Advisory Agreement subject to the continuation provisions described above. The Advisory Agreements must also be approved annually by the vote of a majority of the trustees who are not parties to each Advisory Agreement or "interested persons" of any party thereto. All trustees' votes must be cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreements have been approved by a majority of the independent trustees of the Trust. The independent trustees have determined that the terms of the Advisory Agreements are fair and reasonable and that the Advisory Agreements are in the Trust's best interests. At an in-person meeting held on January 22, 2004, the independent trustees determined that continuation of the Advisory Agreements will enable the Trust to continue to obtain high quality investment management services at a reasonable cost and is in the best interests of the Trust and its shareholders. The independent trustees noted that the Trust's assets had grown under the Investment Adviser's stewardship. They also positively considered the risk adjusted returns for the Trust. In making such determination, the independent trustees met independently from the interested trustees of the Trust and officers of Shay Assets Management, Inc. The independent trustees also relied upon the assistance of counsel in making their determination.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Money Market Fund pays the Investment Adviser a fee, payable monthly, computed as follows with respect to the Money Market
Fund: 0.15% per annum of the average daily net assets of the Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Advisory Agreement) to daily net assets with respect to the Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of the Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Fund. As of June 25, 2003, the Adviser began waiving its entire fee. This supplemental waiver agreement may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Ultra Short Advisory Agreement, the Ultra Short Fund pays the Investment Adviser a fee, payable monthly, equal to 0.45% per annum of the average daily net assets of the Fund; provided, however, that the Investment Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. The voluntary waiver may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the ARM Fund pays the Investment Adviser a fee, payable monthly, based on an annual percentage of the average daily net assets of the Fund as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Investment Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Fund. The Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. This voluntary waiver agreement may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund pays the Investment Adviser a fee, payable monthly, computed as follows: 0.25% per annum of the average daily net assets of the Fund up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds

0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Intermediate Mortgage Fund pays the Investment Adviser a fee, payable monthly at the rate of 0.35% per annum of the average daily net assets of the Fund up to and including $500 million; 0.275% per annum of the next $500 million of such net assets; 0.20% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Fund. The Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. This voluntary waiver agreement may be terminated at any time by the Investment Adviser.


                                                    INVESTMENT ADVISORY FEES PAID
                                                    FISCAL YEAR ENDED OCTOBER 31
                                       ---------------------------------------------------------
            FUND                          2003                   2002                    2001
-------------------------------        ----------             ----------              ----------
Money Market...................       $    47,496             $   87,808              $   87,684
ARM............................        11,209,186              6,717,820               3,320,401
Ultra Short*...................           699,600                534,761                   N/A*
Short U.S. Government..........           525,010                450,870                 262,650
Intermediate Mortgage..........           851,865                541,448                 300,851
U.S. Government Mortgage.......           421,331                251,098                 191,218

                                                  INVESTMENT ADVISORY FEES WAIVED
                                                    FISCAL YEAR ENDED OCTOBER 31
                                       ---------------------------------------------------------
              FUND                         2003                  2002                   2001
-------------------------------        ----------             ----------              ----------
Money Market..................         $   34,301             $        0              $        0
ARM...........................          7,441,857              5,374,315               2,656,348
Ultra Short*..................            559,685                427,382                   N/A*
Intermediate Mortgage.........            340,743                216,577                 120,340

------------------
*        The Ultra Short Fund commenced investment operations on November 14,
         2001.

         The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups ("organizations") whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.

         The Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreements.

         The Advisory Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser on 90 days' written notice to the Fund.

         The Portfolio Managers of the Investment Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger D. Shay, Sr., Richard Blackburn, Jon P. Denfeld, David Petrosinelli and Kevin Blaser. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Trust, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Trust are shown below following each of their names and business addresses.

RICHARD BLACKBURN
230 West Monroe Street
Suite 2810
Chicago, IL  60606

         Senior Vice President of Shay Assets Management, Inc. and Senior Portfolio Manager since 1991. From 1982 to 1991 he was employed by the firm primarily as an account executive and financial consultant. Mr. Blackburn has 34 years of experience in the securities industry. His previous employers include Harris Bank, Chicago; Merrill Lynch; and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

JON P. DENFELD, CFA
230 West Monroe Street
Suite 2810
Chicago, IL  60606

         Portfolio Manager of Shay Assets Management, Inc. since 1996. From 1993 to 1996 he was employed by the Fund's sponsor, Shay Financial Services, Inc., as an Account Executive specializing in financial institutions. Mr. Denfeld's area of expertise is in the government and mortgage securities markets.

         Mr. Denfeld earned a Bachelor of Arts, with a major in Economics, from Fairfield University.

DAVID PETROSINELLI, CFA
230 West Monroe Street
Suite 2810
Chicago, IL  60606

         Portfolio Manager of Shay Assets Management, Inc. since 1999. He was previously Portfolio Manager for the Chicago Public Schools since 1998, where he managed various operating and bond proceed funds and served as Assistant Vice President for an insurance holding company since 1995, where he was portfolio manager for the general fund. Mr. Petrosinelli's primary expertise is in the government and mortgage securities markets.

         Mr. Petrosinelli earned his Bachelor of Science in Finance from Northeastern University in Boston and a Master of Business Administration, cum laude, with concentration in Economics from Loyola University in Chicago.

KEVIN BLASER
230 West Monroe Street
Suite 2810
Chicago, IL  60606

         Portfolio Manager of Shay Assets Management, Inc. since 2003. From 1998 to 2003, he worked for the Portfolio Strategies Group of Shay Financial Services, Inc. Mr. Blaser worked for an institutional broker-dealer in the Detroit, Michigan area prior to joining Shay. He is currently a Chartered Financial Analyst (CFA) candidate and holds a Bachelor of Arts, with a major in Economics, from Michigan State University.

         The Trust's current administrative agent (the "Administrator") with respect to each Fund is BISYS Fund Services Ohio, Inc. ("BISYS"). Pursuant to the terms of the Administration Agreement (the "Administration Agreement") dated as of August 1, 1999, between the Trust and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Funds' operations other than those assumed by the Investment Adviser, the Distributor, the custodian or the transfer and dividend agent, (ii) providing each Fund with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Funds, (iii) maintenance of each Fund's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of each Fund, (v) computation of each Fund's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Fund's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Funds are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.

         As compensation for the services rendered by the Administrator under the Administration Agreement, the Trust pays the Administrator a fee, computed daily and payable monthly, with respect to each Fund at the rate of 0.03% per annum of the Fund's net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of net assets; and 0.01% per annum of each Fund's net assets over $2 billion, with a minimum annual fee of $393,200 for all the Trust's six series taken together. If applicable, the minimum fee is allocated among the Trust's six series based on relative average net assets.


                                               ADMINISTRATIVE FEES PAID (FEES WAIVED)
                                                    FISCAL YEAR ENDED OCTOBER 31
                                     ---------------------------------------------------
                FUND                    2003                2002                 2001
-------------------------------      ----------          ----------           ----------
Money Market.....................     $ 16,359            $ 17,550            $ 17,537
ARM..............................      748,370             566,115             398,442
Ultra Short*.....................       83,950         53,330 (10,840)             N/A*
Short U.S. Government............       63,000              54,091              31,518
Intermediate Mortgage............      102,222              64,972              36,102
U.S. Government Mortgage.........       50,559              30,163              22,946

------------------
*        The Ultra Short Fund commenced investment operations on November 14,
         2001.

         The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Investment Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to each Fund, the fees and expenses of the Trust's custodian and transfer and dividend agent with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, filing fees for the registration or qualification of each Fund's shares under federal or state securities laws, the Fund's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust with respect to the Fund for violation of any law, each Fund's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Fund and regulatory authorities, the Fund's pro rata share of compensation and expenses of the Trust's trustees and officers who are not affiliated with the Investment Adviser, the Administrator, the Distributor or the transfer and dividend agent, and extraordinary expenses incurred by the Trust with respect to each Fund.

                                  DISTRIBUTOR

         Shay Financial Services, Inc. is a registered broker-dealer and the Fund's principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation controlled by Rodger D. Shay, Sr., Chairman, and Rodger D. Shay, Jr., President of Shay Financial Services. The Distributor is located at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606-4902.

         As compensation for distribution services with regard to the Class I Shares of the Money Market Fund and the Short U.S. Government Fund, the Trust pays the Distributor a fee, payable monthly, with respect to those Funds at the rate of 0.15% per annum of the combined average daily net assets of both Funds up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Funds based on their relative average net assets. The Distributor expects to waive its entire fee for the Class I Shares of the Money Market Fund for the fiscal year ended October 31, 2004. Effective November 1, 2004, the Distributor will waive a portion of its fee with respect to the Class I Shares of the Money Market Fund so that the Fund will pay the Distributor a fee of 0.05% of the Fund's average daily net assets of the Class I Shares of the Money Market Fund. This voluntary waiver agreement may be terminated at any time by the Distributor. As compensation for distribution services with regard to the Class D Shares of the Money Market Fund, the Trust pays the Distributor a fee, payable monthly, with respect to the Class D Shares at the rate of 0.60% per annum of the daily net assets of the Class D Shares. The Distributor is currently voluntarily waiving a portion of its fee so that Total Fund Operating Expenses of Class D Shares of the Money Market Fund do not exceed 0.75% of average daily net assets. This voluntary waiver may be terminated at any time by the Distributor.

         As compensation for distribution services, the ARM Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. The Distributor is currently voluntarily waiving a portion of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund's average daily net assets. This voluntary waiver agreement may be terminated at any time by the Distributor.

         As compensation for distribution services, the Ultra Short Fund pays the Distributor a fee, payable monthly, with respect to the Fund at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. The Distributor is currently voluntarily waiving a portion of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund's average daily net assets. The voluntary waiver may be terminated by the Distributor at any time.

         As compensation for distribution services, each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund pays the Distributor a fee, payable monthly, at the rate of 0.15% per annum of the average daily net assets of each Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion.

                                                       DISTRIBUTION FEES PAID
                                                    FISCAL YEAR ENDED OCTOBER 31
                                     -------------------------------------------------------
              FUND                      2003                  2002                   2001
-------------------------------      ----------            ----------             ----------
Money Market.................        $  100,287            $   50,606             $   26,297
ARM..........................         6,725,544             4,030,712              1,992,251
Ultra Short*.................           419,762               320,858                  N/A*
Short U.S. Government........           315,008               270,523                157,591
Intermediate Mortgage........           511,121               324,870                180,512
U.S. Government Mortgage.....           252,800               150,659                114,731

                                                      DISTRIBUTION FEES WAIVED
                                                    FISCAL YEAR ENDED OCTOBER 31
                                     -------------------------------------------------------
              FUND                      2003                  2002                   2001
-------------------------------      ----------            ----------             ----------

Money Market.................        $   72,123            $   84,276             $   88,176
ARM..........................         4,483,642             2,687,108              1,328,150
Ultra Short*.................           279,838               213,666                   N/A*

------------------
* The Ultra Short Fund commenced investment operations on November 14, 2001.

         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.

         The Trust has been informed by the Distributor that during its fiscal year ended October 31, 2003, of the fees received by the Distributor with respect to the Funds, the following expenditures were made:

                                                                  EMPLOYEE           STAFF            OTHER
                                                               COMPENSATION &       TRAVEL &      ADMINISTRATIVE
             FUND                 ADVERTISING     PRINTING          COSTS           EXPENSE          EXPENSE
-------------------------------   -----------     --------          -----           -------          -------
Money Market...................    $ 2,175        $   959      $   26,467          $  3,359          $ 8,742
ARM............................     99,996         44,076       1,216,867           154,431          401,941
Ultra Short....................      8,159          3,596          99,291            12,601           32,797
Short U.S. Government..........      6,699          2,953          81,523            10,346           26,928
Intermediate Mortgage..........      8,054          3,550          98,009            12,438           32,373
U.S. Government Mortgage.......      3,731          1,645          45,403             5,762           14,997

         Shay Financial Services, Inc., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay, Sr., who is a Trustee and the Chairman of the Board of the Fund, Rodger D. Shay, Jr., who is a Trustee, Edward
E. Sammons Jr., who is President of the Fund, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Fund, and Daniel K. Ellenwood, who is the Secretary of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement.

         The Trust has appointed the Distributor to act as the principal distributor of the Fund's continuous offering of shares pursuant to a Distribution Agreement dated December 8, 1997 between the Trust and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Trust or the Distributor as hereinafter provided, if approved at least annually by the Board of Trustees and by a majority of the trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Trust's Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the "disinterested" trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the trustees who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Trust. Although the Distributor's fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another Fund or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a Fund to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Distributor's overhead expenses.

         The Trust, the Investment Adviser and principal underwriter/distributor have adopted a code of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Trust and employees of the Investment Adviser and principal underwriter/distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

         It is not anticipated that the Funds will invest in voting securities. In the event a Fund invests in voting securities, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to such securities, subject to the Board's continuing oversight. It is the Investment Adviser's policy to vote proxies in a manner that is most economically beneficial to the Trust. Beginning August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-800-527-3713 or on the SEC's website at http://www.sec.gov.

                          TRANSFER AND DIVIDEND AGENT

         BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the transfer and dividend agent for the Funds' shares.

                                   CUSTODIAN

         The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, is the custodian of the Funds' investments.

                        DETERMINATION OF NET ASSET VALUE

         With respect to the Money Market Fund, the Trust relies on an exemptive rule (Rule 2a-7) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Fund's investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Trustees has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each shareholder's interest. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 days or less only, and invest only in securities determined by the Board of Trustees to be of eligible quality with minimal credit risks. (See rating requirements under "The Funds' Objectives and Investment Policies--FDIC Insured Institutions" in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the price per share of shares of the Money Market Fund as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Trustees, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The Investment Adviser has been delegated the authority to determine the market values of the securities held by the Fund through use of its matrix pricing system, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Trustees.

         The extent of any deviation between the net asset value per share of the Money Market Fund based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

         For purposes of determining the net asset value per share of each other Fund, investments will generally be valued at prices obtained from an independent pricing service or, for certain securities, the Board of Trustees has approved the daily use of a matrix pricing system developed by the Adviser that the Board believes reflects the fair value of such securities. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost, provided that the Board of Trustees determines that amortized cost represents fair value.

                              FEDERAL INCOME TAXES

         The following discussion is not intended to be a full discussion of federal income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.

         Each of the Fund's portfolios is treated as a separate entity for accounting and federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each Fund separately, rather than to the Trust as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for each Fund.

         Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities); and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If each Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

         Dividends of the Money Market Fund's net investment income (which generally includes income net of operating expenses), and distributions of net short-term capital gains are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash.

         Dividends of each Fund's (other than the Money Market Fund which is described above) net investment income (which generally includes income other than net capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long shares of the Fund have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by a Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual shareholders (including long-term capital gain distributions by a Fund) are generally taxed at a maximum rate of 15%.

         Because none of each Fund's income will consist of dividends from domestic corporations, dividends paid by the Funds are not expected to be treated as "qualified dividend income," eligible for reduced rates of federal income taxation when received by non-corporate shareholders, and will not qualify for the "dividends received" deduction available to corporate shareholders.

         For federal income tax purposes at October 31, 2003, the Money Market Fund had a capital loss carryforward of $14,744, which expires in 2008. The ARM Fund had a capital loss carryforward of $45,279,316, of which $819,918 expires in 2004, $1,301,928 expires in 2006, $4,959,047 expires in 2007, $1,824,665 expires in 2008, $2,995,058 expires in 2010, and $33,378,700 expires in 2011.
The Ultra

Short Fund had a capital loss carryforward of $3,191,612, of which $1,342,312 expires in 2010 and $1,849,300 expires in 2011. The Short U.S. Government Fund had a capital loss carryforward of $3,933,308, of which, $1,966,811 expires in 2004, $642,561 expires in 2007, $1,193,651 expires in 2008, and $130,285 expires in 2011. The Intermediate Mortgage Fund had a capital loss carryforward of $8,486,869, of which $2,314,129 expires in 2004, $817,175 expires in 2007,
$2,029,049 expires in 2008, $312,894 expires in 2010, and $3,013,622 expires in
2011. The U.S. Government Fund had a capital loss carryforward of $5,216,229, of which $29,820 expires in 2004, $124,825 expires in 2005, $802,809 expires in
2007, $2,276,740 expires in 2008, $181,530 expires in 2010 and $1,800,505 expires in 2011. All capital loss carryforwards of a Fund are available to offset future realized capital gains, if any, of such Fund.

         Gain or loss realized upon a sale or redemption of shares of each Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

         A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

         Investments of a Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders of such Fund

         A Fund's transactions in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders of such Fund. These provision may also require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

         Each Fund generally will be subject to a 4% nondeductible excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in October, November or December and actually paid in January of the following year, which will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

         Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

         Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

                               FUND TRANSACTIONS

         Purchases and sales of securities for each Fund usually are principal transactions. Securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal years ended October 31, 2003, 2002 and 2001, none of the Funds paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Investment Adviser attempts to obtain the best price and execution for portfolio transactions.

         Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

         Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Investment Adviser on behalf of each Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of best price and execution.

         Investment decisions for each Fund are made independently from those for the other portfolios or other clients advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.

             DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

         Information about each Fund's portfolio holdings and other portfolio characteristics is provided to the Administrator, the Distributor and other service providers to enable such service providers to carry out their responsibilities to the Fund. A Fund's portfolio holdings may be disclosed to third parties for purposes of effecting in-kind redemptions of securities in order to facilitate orderly redemption of portfolio assets and to minimize impact on remaining Fund shareholders.

         In accordance with industry practice, a list of each Fund's portfolio holdings and other information about each Fund's portfolio characteristics is provided to mutual fund rating agencies and companies that collect and maintain information about mutual funds. This information is produced on a weekly, monthly and quarterly basis and made available as soon as possible.

         Information about a Fund's portfolio characteristics is disclosed on a monthly and quarterly basis to shareholders and prospective shareholders of the Fund that are regulated entities and by law or business practices are required to receive this information. The information is provided no sooner than 10 days after the month- or quarter-end.

         General performance or statistical information about a Fund may be disclosed to shareholders, prospective shareholders and intermediaries that distribute shares of the Fund as soon as practicable. Summaries of a Fund's performance and historical sector allocation may be provided to shareholders, prospective shareholders and intermediaries that distribute shares of the Fund on a quarterly basis no sooner than 30 days after the quarter-end.

         Information about a Fund's portfolio holdings and characteristics may be disclosed in other circumstances if the Chief Compliance Officer and President of the Adviser and the Compliance Officer of the Distributor determine that such disclosure is appropriate.

         Each Fund also discloses information about its portfolio holdings to the extent required by law or regulation.

                     ORGANIZATION AND DESCRIPTION OF SHARES

         The Trust consists of an unlimited number of shares of beneficial interest divided into six Funds: the Money Market Fund, the ARM Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, and the U.S. Government Mortgage Fund. Shares of the Money Market Fund are issued in two classes: D shares and I shares. The shares of each Fund represent interests only in the corresponding Fund. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

                        COUNSEL AND INDEPENDENT AUDITORS

         Vedder, Price, Kaufman & Kammholz, P.C. is legal counsel to the Fund and passes upon the validity of the shares offered by the Prospectus.

         PricewaterhouseCoopers LLP is the Fund's independent auditors. The financial statements of each Fund incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Shareholders for the year ended October 31, 2003 (see "Financial Statements" below) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP given on the authority of such firm as experts in accounting and auditing.

                              GENERAL INFORMATION

         The Fund sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940
Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

         The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the year ended October 31, 2003 (the "Annual Report"). The Trust will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.

                                   APPENDIX A

EXPLANATION OF RATING CATEGORIES

         The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

         Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to pay interest and repay principal and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.

STANDARD & POOR'S RATING SERVICES

       BOND RATING                                 EXPLANATION
-------------------------           --------------------------------------------

INVESTMENT GRADE

AAA Highest rating; extremely strong capacity to pay principal and interest.

AA High quality; very strong capacity to pay principal and interest.

A Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB Adequate capacity to pay principal and interest, normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

       BOND RATING                                 EXPLANATION
-------------------------           --------------------------------------------

NON-INVESTMENT GRADE

BB,B,CCC,CC,C                       Predominantly speculative with respect to
                                    the issuer's capacity to meet required
                                    interest and principal payments. BB-lowest degree of speculation; C-the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or BB, B, CCC, CC, C major risk exposure to adverse conditions.

D                                   In default.

MOODY'S INVESTORS SERVICE, INC.

       BOND RATING                                 EXPLANATION
-------------------------           --------------------------------------------
INVESTMENT GRADE

Aaa                                 Highest quality, smallest degree of
                                    investment risk.

Aa High quality, together with Aaa bonds, they compose the high-grade bond group.

A                                   Upper-medium grade obligations; many
                                    favorable investment attributes.

Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

NON-INVESTMENT GRADE

Ba                                  More uncertain with speculative elements.
                                    Protection of interest and principal
                                    payments not well safeguarded during good and bad times.

B Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa Poor standing, may be in default, elements of danger with respect to principal or interest payments.

Ca Speculative in a high degree; could be in default or have other marked shortcomings.

C Lowest-rated; extremely poor prospects of ever attaining investment standing.

                                       A-2